As filed with the Securities and Exchange Commission on March 17, 2015

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
___________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
March 17, 2015
___________________________
BANK OF AMERICA CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-6523	56-0906609
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 North Tryon Street Charlotte, North Carolina 28255
(Address of principal executive offices)

(704) 386-5681
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
___________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.03.	Material Modification to Rights of Security Holders.

On March 17, 2015, Bank of America Corporation (the “Corporation”) issued 76,000 shares of Series AA Preferred Stock (as defined in Item 5.03 below).

Under the terms of the Series AA Preferred Stock, the ability of the Corporation to declare or pay dividends on, declare or make distributions with respect to, or repurchase, redeem or otherwise acquire for consideration, shares of its common stock or any preferred stock ranking on a parity with or junior to the Series AA Preferred Stock, will be subject to certain restrictions in the event that the Corporation fails to declare and pay full dividends (or declare and set aside a sum sufficient for payment thereof) on its Series AA Preferred Stock. The restrictions are set forth in the Certificate of Designations described in Item 5.03 below.

ITEM 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 17, 2015, the Corporation filed a Certificate of Designations (the “Certificate of Designations”) with the Secretary of State of the State of Delaware for the purpose of amending its Amended and Restated Certificate of Incorporation to fix the designations, preferences, limitations and relative rights of its Fixed-to-Floating Rate Non-Cumulative Preferred Stock, Series AA, $0.01 par value per share (the “Series AA Preferred Stock”). The Series AA Preferred Stock has a liquidation preference of $25,000 per share. The Certificate of Designations is attached hereto as Exhibit 3.1 and is incorporated by reference herein.

ITEM 8.01.	Other Events.

On March 17, 2015, the Corporation closed the sale of 1,900,000 Depositary Shares (the “Depositary Shares”), each representing a 1/25th interest in a share of the Series AA Preferred Stock. The terms of the offering of the Depositary Shares are described in the Corporation’s Prospectus dated February 24, 2015, constituting a part of Post-Effective Amendment No. 2 to the Registration Statement on Form S-3 (Registration No. 333-180488), as supplemented by a Prospectus Supplement dated March 12, 2015. Additional exhibits are filed herewith in connection with the offering, issuance and sale of the Depositary Shares.

ITEM 9.01.     Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is filed herewith.

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
1.1	Underwriting Agreement, dated March 12, 2015 with respect to the offering of 1,900,000 Depositary Shares, each representing a 1/25th interest in a share of Series AA Preferred Stock
3.1	Certificate of Designations for the Series AA Preferred Stock
4.1
Deposit Agreement related to the Depositary Shares, dated March 16, 2015, among the Corporation, Computershare Inc., Computershare Trust Company, N.A. and the Holders from time to time of the Depositary Receipts

4.2	Form of Depositary Receipt for the Depositary Shares (included in Exhibit 4.1)
5.1	Opinion of McGuireWoods LLP, regarding legality of the Series AA Preferred Stock and the Depositary Shares

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK OF AMERICA CORPORATION

By:	/s/ Ross E. Jeffries, Jr.
Ross E. Jeffries, Jr.
Deputy General Counsel and Corporate Secretary

Dated: March 17, 2015

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
1.1	Underwriting Agreement, dated March 12, 2015 with respect to the offering of 1,900,000 Depositary Shares, each representing a 1/25th interest in a share of Series AA Preferred Stock
3.1	Certificate of Designations for the Series AA Preferred Stock
4.1
Deposit Agreement related to the Depositary Shares, dated March 16, 2015, among the Corporation, Computershare Inc., Computershare Trust Company, N.A. and the Holders from time to time of the Depositary Receipts

4.2	Form of Depositary Receipt for the Depositary Shares (included in Exhibit 4.1)
5.1	Opinion of McGuireWoods LLP, regarding legality of the Series AA Preferred Stock and the Depositary Shares

4